UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 27, 2006
                                                  ------------------------------


                              GSAMP Trust 2006-FM1
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                         (Exact name of issuing entity)


                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)


                          GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


        Delaware              333-132809-01                      13-3387389
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On April 27, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-FM1 Mortgage Pass-Through Certificates, Series 2006-FM1 (the "Certificates"). The Certificates were issued pursuant to a Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), by and among the Company, as depositor, and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $916,922,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of April 25, 2006, by and between the Company and the Underwriter. In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 27, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 27, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 27, 2006                      GS MORTGAGE SECURITIES CORP.




                                          By:  /s/ Michelle Gill
                                              -------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

5                               Legality Opinion of Cadwalader,           (E)
                                Wickersham & Taft LLP, dated as of
                                April 27, 2006.

8                               Tax Opinion of Cadwalader, Wickersham     (E)
                                & Taft LLP, dated as of April 27,
                                2006 (included as part of Exhibit 5).

23                              Consent of Cadwalader, Wickersham &       (E)
                                Taft LLP (included as part of Exhibit 5).